Janus Aspen Series

Janus Portfolio

Supplement dated May 13, 2013
to Currently Effective Prospectuses

The following replaces the corresponding information for Janus Portfolio (the “Portfolio”).

1. The following replaces in its entirety the corresponding information found under “Management” in the Portfolio Summary section of Janus Portfolio’s Prospectuses:

Portfolio Manager:  Burton H. Wilson, Janus Capital’s Assistant Director of Equity Research, is Executive Vice President and Portfolio Manager of the Portfolio, which he has managed or co-managed since May 2011.

2. The following replaces in its entirety the corresponding information in the “Investment Personnel” section of the Prospectuses related to the portfolio management of the Portfolio:

Janus Portfolio

Burton H. Wilson, Janus Capital’s Assistant Director of Equity Research, is Executive Vice President and Portfolio Manager of Janus Portfolio, which he has managed or co-managed since May 2011. He is also Portfolio Manager of other Janus accounts. Mr. Wilson joined Janus Capital in 2005 as a research analyst. Mr. Wilson holds a Bachelor of Arts degree in Mathematics from the University of Virginia, a Juris Doctorate from the University of Virginia School of Law, and a Master of Business Administration degree from the University of California at Berkeley’s Haas School of Business.

References to Jonathan Coleman as Co-Portfolio Manager of Janus Portfolio are deleted. Mr. Coleman will continue as a Janus Capital employee and transition to other portfolios.

Please retain this Supplement with your records.